Exhibit 32.1
Certification by the Chief Executive Officer pursuant to 18 U.S.C. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
The undersigned hereby certifies that, to his knowledge, (i) the Form 10-Q filed by Gateway Financial Holdings, Inc. (the “Issuer”) for the quarter ended June 30, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in that report fairly presents, in all material respects, the financial condition and results of operations of the Issuer on the dates and for the periods presented therein.

GATEWAY FINANCIAL HOLDINGS, INC.

Date: August 5, 2005	By:	/s/ D. Ben Berry

D. Ben Berry President and Chief Executive Officer